UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)	May 18, 2010
COMMERCIAL NATIONAL FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
Pennsylvania	0-18676	25-1623213
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
900 Ligonier Street, Latrobe, PA		15650
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 724-539-3501

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 5.07 -SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 18, 2010, Commercial National Financial Corporation ( the “Corporation”) held its 2010 Annual Meeting of Shareholders. At the annual meeting, two matters were submitted to a vote of shareholders.  Proposal number one was the election of four nominees to the Board of Directors of the Corporation for terms expiring in 2013.  Proposal number two was the ratification of the selection of the independent registered public accountants for the fiscal year 2010. Set forth below, are the results of the voting for the two proposals.

    Proposal No 1- Election of Directors

Director	For	Withheld	Broker Non-Votes

John T. Babilya.	2,079,650	7,526	389,549
George A. Conti, Jr.	2,079,915	7,261	389,549
Steven H. Landers	2,079,650	7,526	389,549
C. Edward Wible	2,079,665	7,511	389,549

Proposal No-2- Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2010

Ratification of the appointment of ParenteBeard LLC, as independent auditors:

For	Against	Abstain
2,464,597	196	11,932

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Commercial National Financial Corporation
(Registrant)

Date: May 19, 2010	/s/	Gregg E. Hunter
Gregg E. Hunter
President and Chief Executive Officer